PREMIERWEST BANCORP

Filing Type:	8-K
Description:	N/A
Filing Date:	06/17/02

Ticker:	PRWT
CUSIP:	9072101
State:	OR
Country:	US
Primary SIC:	6712
Primary Exchange:	OTC

Cover Page

Changes in Accountant

Financial Statements/Exhibits

Exhibits

Signatures

Exhibit 16

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

PremierWest Bancorp
 (Exact Name of Registrant as specified in its charter)
Oregon (State or other jurisdiction of incorporation)	333 - 96209 (Commission File Number)	93-1282171 (IRS Employer Identification No.

503 Airport Road, Medford, Oregon Address of Principal Executive Office	97504 Zip Code

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Item 4. Change in Certifying Public Accountants

          In April of 2002 the Audit Committee of PremierWest Bancorp invited independent auditing firms to submit proposals for services as outlined in a "Request for Proposal" prepared by the Company. Four firms responded to the invitation. Based on the committee's analysis of the proposals, two firms were invited to interview with the Committee on June 5, 2002.

          As a result of the proposals submitted and the interviews conducted, on June 6, 2002, the Audit Committee of PremierWest Bancorp ("Company") approved a change in the Company's independent accountants for the fiscal year ended December 31, 2002, from SYMONDS, EVANS & COMPANY, P.C. to MOSS ADAMS LLP. The decision to change accountants was communicated by the Chairman of the Company's audit committee to Mark Symonds of SYMONDS, EVANS & COMPANY on Monday, June 10, 2002, by telephone, and confirmed in a written communication dated June 11, 2002.

          The selection of MOSS ADAMS, LLP reflected the Committee's judgment as to which firm was best suited to deliver external financial statement auditing and Electronic Data Processing review services.

          SYMONDS, EVANS & COMPANY, P.C. report on the financial statements for the years ended December 31, 2001 and 2000, contained no adverse opinion or disclaimer of opinion, nor was any such report qualified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2000, and during the interim period between January 1, 2002, and June 6, 2002, there were no disagreements with SYMONDS, EVANS & COMPANY, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SYMONDS, EVANS & COMPANY, P.C., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          The registrant has requested that SYMONDS, EVANS & COMPANY, P.C. furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether SYMONDS, EVANS & COMPANY, P.C. agrees with the disclosure in response to this item 4, and if not, stating in what respects it does not agree.

          During the two fiscal years and the subsequent interim period prior to the engagement of MOSS ADAMS LLP on June 6, 2002, the registrant did not consult with MOSS ADAMS LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on the registrant's financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 7. Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Exhibits
The following exhibits are being filed herewith and this list shall constitute the exhibit index: Exhibit 1 - Letter of SYMONDS, EVANS & COMPANY, P.C.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
(Registrant)
By:	/s/ Tom Anderson Tom Anderson Sr. Vice President & Chief Financial Officer	Date: June 17, 2002

EXHIBIT 1

SYMONDS, EVANS & COMPANY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

Steven A. Emns
Wesley B. Hansen
Mark O. Symonds

June 17, 2002

Mr. Tom Anderson
Chief Financial Officer
PremierWest Bancorp
P.O. Box 40
Medford, OR 97501-0003

Dear Mr. Anderson:

This is to confirm that the client-auditor relationship between PremierWest Bancorp (Commission File Number 333-96209) and Symonds, Evans & Co., P.C. has ceased.

Sincerely,

/s/ Mark O. Symonds

Mark O. Symonds

cc (via fax and mail):	Office of the Chief Accountant SECPS Letter File Securities and Exchange Commission Mall Stop 9-5 450 Fifth Street, N.W. Washington, D.C. 20549

7105 S.W. Varns Street, Suite 200 Portland, Oregon 97223	Phone: (503) 597-7350 Fax (503) 597-7331